EXHIBIT 10.2

Execution Version

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “***”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT

[DEFINITY® (Perflutren Lipid Microsphere) Injectable Suspension]

This Second Amendment to Manufacturing and Supply Agreement (this “Amendment”), dated as of September 2, 2016 (the “Amendment Effective Date”), is hereby entered into by and between Lantheus Medical Imaging, Inc., a corporation organized and existing under the laws of Delaware with its principal place of business at 331 Treble Cove Road, North Billerica, MA 01862 (“LMI”), and Jubilant HollisterStier LLC, a limited liability company organized and existing under the laws of Delaware with a place of business at 3525 North Regal Street, Spokane, Washington, 99207 (“HSL”). LMI and HSL are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, LMI and HSL are Parties to the Manufacturing and Supply Agreement, dated as of February 1, 2012, as amended by the First Amendment to Manufacturing and Supply Agreement, dated as of May 3, 2012 (as so amended, the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, hereby agree as follows:

1. Defined Terms.

(a) For purposes of the Agreement:

“Reasonable Best Efforts” means taking, in good faith and in a sustained and diligent manner, all commercially reasonable steps necessary and proper to achieve the stated objective or obligation, including by, among other things consistent with and subject to the foregoing clause, HSL in its sole discretion will at all times maintain manufacturing capacity and staffing levels (including by temporarily adding weekend shifts, as necessary) sufficient to ensure HSL will satisfy all of the Forecasts set forth herein, in accordance with this Agreement.

(b) Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Agreement.

2. Amendments.

(a) Supply Obligations. Section 2.2(a) of the Agreement is hereby amended to include the following clause (v):

(v) Notwithstanding anything to the contrary in this Agreement, HSL agrees to (A) manufacture and supply LMI with one hundred percent (100%) of LMI’s demand for Product through July 31, 2018 and (B) use its Reasonable Best Efforts to support LMI in meeting LMI’s market commitments. In the event that any Batch fails or is delayed, rejected or otherwise undelivered (for any reason), if requested by LMI, HSL shall schedule (or reschedule) manufacturing and delivery of such (or a replacement) Batch as necessary in a timely manner.

(b) Clarification of Binding Nature of Purchase Orders. The fourth (4th) sentence of Section 2.2(b) of the Agreement is hereby amended and restated in its entirety as follows:

HSL shall use Reasonable Best Efforts to accept each valid purchase order submitted by LMI to HSL and confirm the date of manufacturing and shipment within *** (***) business days of receipt thereof; provided that, in order to validly reject a purchase order, HSL shall first communicate to LMI its intent to reject such valid purchase order within such *** (***) business day period, and the Parties shall then discuss the specific, bona fide reasons for such intended rejection and the specific, parameters (such as alternate quantities or manufacturing dates) that would enable HSL to accept a revised purchase order reflecting those parameters. A purchase order will constitute a “valid purchase order” for all purposes under this Agreement if it is placed in accordance with the fifth sentence of Section 2.2(a)(i) and the first three (3) sentences of this Section 2.2(b).

(c) Revision to Batch/Vial Pricing. Section 2.2(c) of the Agreement is hereby amended and restated in its entirety as follows:

Prices. Commercial pricing for Product supplied by HSL shall be as follows:

Calendar Year	No. of Batches Forecasted To Be Purchased in Calendar Year (as of Amendment Effective Date)		Price Per Vial for Purchases Made in Calendar Year
2016	***	(1)	$	***
2016	***	(2)	$	***
2017	***	(2)	$	***
2018	***		$	***
2019	***		$	***
2020	***		$	***
2021	***		$	***

(1)	The purchase orders for these *** (***) Batches were accepted by HSL prior to the Amendment Effective Date, and so these Batches are subject to the previously-effective pricing of $*** per vial.

(2)	The Parties agree that, after the *** (***) Batches forecasted to be purchased by LMI in 2016 are manufactured, delivered and accepted, HSL may, in addition (at its option), manufacture and deliver in 2016 any number of Batches forecasted to be purchased by LMI in 2017 (as set forth above) and, in such case, HSL shall be entitled to invoice LMI for those additional Batches at the higher 2017 pricing per vial (set forth above).

In the event that HSL fails, for any reason, to deliver a Batch in the calendar year in which the requested delivery date specified in the relevant purchase order falls, then the per vial price for that late Batch, when delivered and accepted, shall be the pricing applicable in the calendar year in which it was originally requested to be delivered.

(d) Revision to Late Delivery Discounts. The penultimate sentence of Section 2.3(a) is hereby amended and restated in its entirety as follows:

In the event that a Lot is delivered less than *** (***) days after the specified delivery date, HSL shall not be liable, but if (i) delivered *** (***) or more days after the specified delivery date which had previously been accepted by HSL, and, (ii) at such time, LMI then-holds released bright stock inventory of less than *** (***) weeks, then, as LMI’s sole remedy therefor, HSL will invoice LMI for such Lot at *** percent (***%) of the then-applicable per vial price.

(e) Revision to HSL’s Reimbursement Obligations for Lost or Destroyed LMI Materials. Section 5.6(c) of the Agreement is hereby amended and restated in its entirety as follows:

HSL shall reimburse LMI for the actual replacement costs of any damaged or lost LMI Materials if (i) HSL does not manufacture any commercial Batch according to cGMPs or the Product or manufacturing processes do not otherwise meet the requirements of this Agreement or (ii) such damage or loss is the result of HSL’s negligent acts or omissions, provided that reimbursement for the LMI Materials costs will be limited to, (x) with respect to lost or damaged Perflutren gas, *** percent (***%) of LMI’s costs for same (as demonstrated by reasonable evidence and documentation therefor provided to HSL), (y) with respect to other lost or damaged LMI Materials, the amount in excess of *** percent (***%) of LMI’s aggregate costs for all LMI Materials (other than ***) used, lost and/or damaged in the calendar year in which such losses and/or damages occur (as demonstrated by reasonable evidence and documentation therefor provided to HSL) and (z) the lesser of (i) (A) *** Dollars ($***) and (B) LMI’s costs for same (as demonstrated by reasonable evidence and documentation therefor provided to HSL), per Lot, (ii) ***Dollars ($***) in the aggregate for the manufacture of Product in any calendar year, and (iii) *** Dollars ($***) in the aggregate over each successive five-year term of this Agreement (all of which shall be adjusted for inflation in a manner consistent with the second paragraph of Section 2.2(c) (i.e., by the lesser of ***% and the PPI)), and further provided that, unless otherwise reasonably agreed to by the Parties, such reimbursement may be issued in the form of a credit. Any credits hereunder not settled within *** (***) year of issuance, or within *** (***) days of the effective date of any termination or expiration of this Agreement, will be refunded to LMI. This limitation of liability for LMI Materials shall also be applicable to any charge for *** payable by HSL under this Agreement, including without limitation for ***.

(f) Scale-Up Project. Article 2 of the Agreement is hereby amended to include the following Section 2.9:

Each of the Parties agrees to use its commercially reasonable efforts to devote sufficient resources to, and cooperate with each other with respect to, the *** project discussed by the Parties on mutually agreeable terms in order to achieve ***.

3. Full Force and Effect. Except as specifically amended hereby, the Agreement shall remain in full force and effect and otherwise unmodified in accordance with its terms.

4. General. This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. Signatures hereto may be delivered by facsimile or a “pdf” file through electronic mail, and such delivery shall have the same effect as the delivery of the paper document bearing the actual handwritten signatures. This Amendment shall be exclusively interpreted in accordance with and governed by the laws of New York, without regard to the conflicts of law rules thereof.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	SVP, General Counsel and Secretary

JUBILANT HOLLISTERSTIER LLC

By:	/s/ Amit Arora
	Name:	AMIT ARORA
	Title:	Business Head CMO

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